August 25, 2014

Ave Maria Catholic Values Fund
Ave Maria Growth Fund
 (each a series of Schwartz Investment Trust)

Supplement to the Ave Maria Mutual Funds Prospectus and Statement of
Additional Information, both dated May 1, 2014

Effective October 1, 2014, the Board of Trustees has terminated the Shareholder Servicing Plan (the "Plan") as it relates to the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund (the "Funds").  Shareholders of the Funds no longer will be assessed service fees pursuant to the Plan.  Although historical information regarding service fees incurred by the Funds pursuant to the Plan will remain in the prospectus and statement of additional information, all other discussion of the Plan as it relates to the Funds is removed in its entirety.
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Ave Maria Catholic Values Fund
 Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
Ave Maria Opportunity Fund
(each a series of Schwartz Investment Trust)

Supplement to the Ave Maria Mutual Funds Prospectus and Statement of Additional Information, both dated May 1, 2014

The principal investment strategies discussion for Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and Ave Maria Opportunity Fund (each a "Fund") currently states that each Fund may invest in foreign issuers that are U.S. dollar denominated in the form of American Depository Receipts ("ADRs").  This disclosure is being expanded to permit each Fund to invest in foreign issuers as long as such issuer's shares are U.S. dollar denominated and traded on a U.S. securities exchange or traded domestically in the over-the-counter markets.  This change does not impact each Fund's requirement to invest at least 80% of its assets in companies meeting the Fund's religious criteria.

The disclosure of each Fund's investments in securities of foreign issuers, contained   in the first paragraph of the section titled, "What are the Fund's Principal Investment

Strategies?" and in the section titled, "Additional Investment Information–Principal Investment Strategies" in the Prospectus has been revised to read as follows:

All of the foreign stocks owned by the Fund will be U.S. dollar-denominated and will be traded on a U.S. securities exchange or traded domestically in the over-the-counter markets.  The Fund may, with respect to its investments in securities of foreign issuers, invest indirectly in such securities through American Depositary Receipts.  Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE